                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ John T. Schuessler
                                     -------------------------------------------
                                     John T. Schuessler
                                     Chairman of the Board
                                     Chief Executive Officer & President,
                                     Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Kerrii B. Anderson
                                     -------------------------------------------
                                     Kerrii B. Anderson
                                     Executive Vice President &
                                     Chief Financial Officer, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Ronald E. Musick
                                     -------------------------------------------
                                     Ronald E. Musick
                                     Executive Vice President, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Lawrence A. Laudick
                                     -------------------------------------------
                                     Lawrence A. Laudick
                                     Senior Vice President,
                                     General Controller & Assistant Secretary

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Paul D. House
                                     -------------------------------------------
                                     Paul D. House, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Ernest S. Hayeck, Director
                                     -------------------------------------------
                                     Ernest S. Hayeck, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Janet Hill
                                     -------------------------------------------
                                     Janet Hill, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Thomas F. Keller
                                     -------------------------------------------
                                     Thomas F. Keller, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ William E. Kirwan
                                     -------------------------------------------
                                     William E. Kirwan, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of March, 2002.

                                     /s/ True H. Knowles
                                     -------------------------------------------
                                     True H. Knowles, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ David P. Lauer
                                     -------------------------------------------
                                     David P. Lauer, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Andrew G. McCaughey
                                     -------------------------------------------
                                     Andrew G. McCaughey, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of March, 2002.

                                     /s/ James F. Millar
                                     -------------------------------------------
                                     James F. Millar, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ James V. Pickett
                                     -------------------------------------------
                                     James V. Pickett, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of March, 2002.

                                     /s/ Thekla R. Shackelford
                                     -------------------------------------------
                                     Thekla R. Shackelford, Director